Exhibit 99.1
to 8-K dated
December 6, 2012

INVESTOR SUPPLEMENT

DOVER CORPORATION
REVENUE, EARNINGS & OTHER DATA BY SEGMENT (1)
(unaudited)(in thousands)

	For the Years Ended December 31,
	2011	2010
REVENUE
Communication Technologies	$1,360,077	$1,076,012
Energy	1,900,749	1,303,507
Engineered Systems	3,100,735	2,786,442
Printing & Identification	1,008,236	943,681
Intra-segment eliminations	(643)	(135)
Total consolidated revenue	$7,369,154	$6,109,507

EARNINGS FROM CONTINUING OPERATIONS
Segment Earnings:
Communication Technologies	$226,382	$205,215
Energy	450,637	316,113
Engineered Systems	445,186	382,644
Printing & Identification	141,561	151,235
Total segments	1,263,766	1,055,207
Corporate expense / other (2)	137,979	135,714
Net interest expense	115,525	106,371
Earnings from continuing operations before provision for income taxes and discontinued operations	1,010,262	813,122
Provision for taxes	237,076	193,625
Earnings from continuing operations - total consolidated	$773,186	$619,497

OPERATING MARGINS
Segments:
Communication Technologies	16.6%	19.1%
Energy	23.7%	24.3%
Engineered Systems	14.4%	13.7%
Printing & Identification	14.0%	16.0%
Total segments	17.1%	17.3%
Earnings from continuing operations	13.7%	13.3%

(1) Information has been updated for all periods presented to reflect the reclassification of Everett Charles Technologies and DEK to discontinued operations in the fourth quarter of 2012. These businesses were formerly reported within the Printing & Identification segment.

(2) Certain expenses are maintained at the corporate level and not allocated to the segments. These expenses include non-service pension costs, non-operating insurance expenses, and various administrative expenses relating to the corporate headquarters.

DOVER CORPORATION
TOTAL ASSETS AND OTHER DATA BY SEGMENT (1)
(unaudited)(in thousands)

	For the Years Ended December 31,
	2011	2010
DEPRECIATION and AMORTIZATION (continuing)
Communication Technologies	$101,839	$72,262
Energy	77,819	48,842
Engineered Systems	74,776	72,526
Printing & Identification	33,482	33,570
Corporate	2,561	2,037
Consolidated total	$290,477	$229,237

CAPITAL EXPENDITURES (continuing)
Communication Technologies	$111,402	$41,222
Energy	74,953	48,916
Engineered Systems	58,610	57,476
Printing & Identification	10,391	10,075
Corporate	7,320	11,608
Consolidated total	$262,676	$169,297

TOTAL ASSETS AT DECEMBER 31
Communication Technologies	$2,471,918	$1,540,636
Energy	1,699,395	1,010,415
Engineered Systems	2,247,532	2,089,801
Printing & Identification	1,311,170	1,308,482
Corporate (principally cash and equivalents and marketable securities)	1,284,575	1,448,210
Total continuing assets	9,014,590	7,397,544
Assets from discontinued operations	486,860	1,161,199
Consolidated total	$9,501,450	$8,558,743

(1) Information has been updated for all periods presented to reflect the reclassification of Everett Charles Technologies and DEK to discontinued operations in the fourth quarter of 2012. These businesses were formerly reported within the Printing & Identification segment.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION (1)
(unaudited)(in thousands)

	2012				2011
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2011
REVENUE
Communication Technologies	$357,575	$361,689	$396,470	$1,115,734	$269,582	$288,843	$405,357	$396,295	$1,360,077

Energy	531,570	538,786	562,263	1,632,619	425,424	454,327	510,608	510,390	1,900,749

Engineered Systems
Fluids	180,364	211,974	218,324	610,662	163,196	178,031	173,804	162,590	677,621
Refrigeration & Industrial	642,213	674,501	674,116	1,990,830	560,453	645,573	649,768	568,844	2,424,638
Eliminations	(453)	(352)	(319)	(1,124)	(382)	(424)	(431)	(287)	(1,524)
	822,124	886,123	892,121	2,600,368	723,267	823,180	823,141	731,147	3,100,735

Printing & Identification	243,570	251,875	246,945	742,390	240,775	253,226	260,546	253,689	1,008,236

Intra-segment eliminations	(225)	(184)	(194)	(603)	—	18	(102)	(559)	(643)

Total consolidated revenue	$1,954,614	$2,038,289	$2,097,605	$6,090,508	$1,659,048	$1,819,594	$1,999,550	$1,890,962	$7,369,154

NET EARNINGS
Segment Earnings:
Communication Technologies	$46,556	$50,322	$63,706	$160,584	$47,325	$54,527	$53,433	$71,097	$226,382
Energy	132,115	133,936	139,038	405,089	93,051	110,447	125,268	121,871	450,637
Engineered Systems	122,092	133,808	144,245	400,145	98,235	128,570	125,529	92,852	445,186
Printing & Identification	26,089	28,918	39,502	94,509	31,985	35,294	40,843	33,439	141,561
Total segments	326,852	346,984	386,491	1,060,327	270,596	328,838	345,073	319,259	1,263,766
Corporate expense / other	36,546	36,335	32,001	104,882	36,112	35,391	34,083	32,393	137,979
Net interest expense	30,031	29,715	30,399	90,145	28,319	28,093	30,056	29,057	115,525
Earnings from continuing operations before provision for income taxes	260,275	280,934	324,091	865,300	206,165	265,354	280,934	257,809	1,010,262
Provision for income taxes	73,866	75,778	90,761	240,405	51,020	52,095	73,419	60,542	237,076
Earnings from continuing operations	186,409	205,156	233,330	624,895	155,145	213,259	207,515	197,267	773,186
Earnings (loss) from discontinued operations, net	9,654	8,945	7,716	26,315	39,760	36,510	(35,235)	81,022	122,057
Net earnings	$196,063	$214,101	$241,046	$651,210	$194,905	$249,769	$172,280	$278,289	$895,243

SEGMENT OPERATING MARGIN
Communication Technologies	13.0%	13.9%	16.1%	14.4%	17.6%	18.9%	13.2%	17.9%	16.6%
Energy	24.9%	24.9%	24.7%	24.8%	21.9%	24.3%	24.5%	23.9%	23.7%
Engineered Systems	14.9%	15.1%	16.2%	15.4%	13.6%	15.6%	15.2%	12.7%	14.4%
Printing & Identification	10.7%	11.5%	16.0%	12.7%	13.3%	13.9%	15.7%	13.2%	14.0%
Total segment	16.7%	17.0%	18.4%	17.4%	16.3%	18.1%	17.3%	16.9%	17.1%

DEPRECIATION AND AMORTIZATION EXPENSE (Continuing)
Communication Technologies	$31,513	$32,828	$32,997	$97,338	$18,685	$18,533	$34,360	$30,261	$101,839
Energy	21,184	23,533	24,639	69,356	18,573	18,765	19,399	21,082	77,819
Engineered Systems	19,582	23,913	23,060	66,555	18,415	18,816	18,332	19,213	74,776
Printing & Identification	8,331	8,496	8,777	25,604	8,163	8,476	8,364	8,479	33,482
Corporate	700	765	842	2,307	586	626	636	713	2,561
Consolidated total	$81,310	$89,535	$90,315	$261,160	$64,422	$65,216	$81,091	$79,748	$290,477

(1) Information has been updated for all periods presented to reflect the reclassification of Everett Charles Technologies and DEK to discontinued operations in the fourth quarter of 2012. These businesses were formerly reported within the Printing & Identification segment.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION (1)
(unaudited)(in thousands)

	2012				2011
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2011
BOOKINGS
Communication Technologies	$356,386	$383,135	$412,092	$1,151,613	$274,611	$309,734	$410,616	$349,579	$1,344,540

Energy	585,775	530,352	526,824	1,642,951	495,125	472,543	498,212	519,525	1,985,405

Engineered Systems
Fluids	184,711	204,139	197,767	586,617	173,626	175,539	174,772	158,895	682,832
Refrigeration & Industrial	711,911	666,223	600,065	1,978,199	660,449	623,929	602,488	625,840	2,512,706
Eliminations	(408)	(376)	(258)	(1,042)	(733)	(884)	179	(1,378)	(2,816)
	896,214	869,986	797,574	2,563,774	833,342	798,584	777,439	783,357	3,192,722

Printing & Identification	249,773	251,733	244,611	746,117	247,812	254,226	262,685	253,632	1,018,355

Intra-segment eliminations	(609)	(222)	(760)	(1,591)	(2,736)	(3,370)	(2,453)	(3,153)	(11,712)

Total consolidated bookings	$2,087,539	$2,034,984	$1,980,341	$6,102,864	$1,848,154	$1,831,717	$1,946,499	$1,902,940	$7,529,310

BACKLOG
Communication Technologies	$435,912	$457,624	$473,007		$410,843	$431,558	$483,512	$437,320

Energy	296,360	282,364	248,233		240,198	255,889	243,401	246,351

Engineered Systems
Fluids	191,327	172,300	156,191		57,357	54,945	55,230	54,194
Refrigeration & Industrial	598,910	586,824	515,285		544,995	523,011	469,876	528,118
Eliminations	(132)	(155)	(94)		(339)	(526)	(94)	(177)
	790,105	758,969	671,382		602,013	577,430	525,012	582,135

Printing & Identification	102,117	98,216	98,356		100,231	101,426	97,405	94,557

Intra-segment eliminations	(986)	(647)	(324)		(704)	(1,177)	(890)	(193)

Total consolidated backlog	$1,623,508	$1,596,526	$1,490,654		$1,352,581	$1,365,126	$1,348,440	$1,360,170

(1) Information has been updated for all periods presented to reflect the reclassification of Everett Charles Technologies and DEK to discontinued operations in the fourth quarter of 2012. These businesses were formerly reported within the Printing & Identification segment.

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE (1)
(unaudited)(in thousands, except per share data*)

	2012				2011
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2011
Basic earnings (loss) per common share:
Continuing operations	$1.01	$1.12	$1.28	$3.41	$0.83	$1.14	$1.12	$1.07	$4.16
Discontinued operations	0.05	0.05	0.04	0.14	0.21	0.20	(0.19)	0.44	0.66
Net earnings	1.07	1.17	1.33	3.56	1.04	1.34	0.93	1.51	4.82

Diluted earnings (loss) per common share:
Continuing operations	$1.00	$1.10	$1.27	$3.37	$0.82	$1.12	$1.10	$1.05	$4.09
Discontinued operations	0.05	0.05	0.04	0.14	0.21	0.19	(0.19)	0.43	0.65
Net earnings	1.05	1.15	1.31	3.51	1.03	1.32	0.91	1.49	4.74

Adjusted diluted earnings per common share (calculated below):
Continuing operations	$1.01	$1.10	$1.25	$3.36	$0.78	$1.00	$1.09	$1.00	$3.87

Net earnings (loss) and average shares used in calculated earnings (loss) per share amounts are as follows:

Net earnings (loss):
Continuing operations	$186,409	$205,156	$233,330	$624,895	$155,145	$213,259	$207,515	$197,267	$773,186
Discontinued operations	9,654	8,945	7,716	26,315	39,760	36,510	(35,235)	81,022	122,057
Net earnings	196,063	214,101	241,046	651,210	194,905	249,769	172,280	278,289	895,243

Average shares outstanding:
Basic	183,737	183,494	181,763	183,000	186,659	186,443	185,770	184,686	185,882
Diluted	186,706	185,780	183,932	185,489	190,090	189,705	188,436	187,208	188,887

Note:
Earnings from continuing operations are adjusted by discrete and other tax items to derive adjusted earnings from continuing operations and adjusted diluted earnings per common share as follows:

	2012				2011
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q4	FY 2011
Adjusted earnings from continuing operations:
Earnings from continuing operations	$186,409	$205,156	$233,330	$624,895	$155,145	$213,259	$207,515	$197,267	$773,186
Gains from discrete and other tax items	(1,610)	(372)	4,513	2,531	8,016	22,338	2,390	8,590	41,334
Adjusted earnings from continuing operations	$188,019	$205,528	$228,817	$622,364	$147,129	$190,921	$205,125	$188,677	$731,852

Adjusted diluted earnings per common share:
Earnings from continuing operations	$1.00	$1.10	$1.27	$3.37	$0.82	$1.12	$1.10	$1.05	$4.09
Gains from discrete and other tax items	(0.01)	—	0.02	0.01	0.04	0.12	0.01	0.05	0.22
Adjusted earnings from continuing operations	$1.01	$1.10	$1.25	$3.36	$0.78	$1.00	$1.09	$1.00	$3.87

* Per share data may not add due to rounding.

(1) Information has been updated for all periods presented to reflect the reclassification of Everett Charles Technologies and DEK to discontinued operations in the fourth quarter of 2012. These businesses were formerly reported within the Printing & Identification segment.